                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 MARCH 30, 2000

                        MARKETING SPECIALISTS CORPORATION
             (Exact name of registrant as specified in its charter)


              DELAWARE                  0-24667               04-3411833
           (State or other            (Commission            (IRS employer
           jurisdiction of            file number)          identification no.)
          incorporation or
            organization)

                       17855 N. DALLAS PARKWAY, SUITE 200
                               DALLAS, TEXAS 75287
              (Address and zip code of principal executive offices)

              Registrant's telephone number, including area code:
                                 (972) 349-6200


                      ------------------------------------

                          Merkert American Corporation
                               490 Turnpike Street
                           Canton, Massachusetts 02021
                            (Former name and address)

ITEM 5. OTHER EVENTS

                  On March 31, 2000, the Registrant issued a press release announcing the closing on the refinancing of its existing $68 million senior credit facility with $85 million of senior secured credit facilities and the purchase by MS Acquisition Ltd. of approximately 4.0 million shares of the Registrant's common stock. A copy of this press release is filed as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (c)      EXHIBITS

                           The following Exhibits are filed herewith:

                            99.1 Press Release issued by the Registrant on March 31, 2000 regarding the closing on the refinancing of its existing $68 million senior credit facility with $85 million of senior secured credit facilities and the purchase by MS Acquisition Ltd. of approximately 4.0 million shares of the Registrant's common stock.


                            [SIGNATURE PAGE FOLLOWS]

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            MARKETING SPECIALISTS CORPORATION


                                            By:  /s/ Jay DiNucci
                                                 ------------------------------
                                                 Jay DiNucci
                                                 Vice President

Date:  March 31, 2000

                                  EXHIBIT INDEX

EXHIBIT
NO.            DESCRIPTION
-------        -----------
99.1*          Press Release issued by the Registrant on March 31, 2000
               regarding the closing on the refinancing of its existing $68 million senior credit facility with $85 million of senior secured credit facilities and the purchase by MS Acquisition Ltd. of approximately 4.0 million shares of the Registrant's common stock.

*  filed herewith